Trade and Other Accounts Receivable, Net	12 Months Ended
Dec. 31, 2012
Receivables [Abstract]
Trade and Other Accounts Receivable, Net
Trade and Other Accounts Receivable, Net

	December 31,
(in thousands)	2012	2011
Trade receivables	$261,492	$254,959
Income tax receivables	18,824	5,755
Other tax receivables	5,719	5,060
Innospec Inc. settlement receivable	5,065	5,015
Other	6,274	8,059
Allowance for doubtful accounts	(319)	(516)
	$297,055	$278,332

Bad debt write-offs totaled $88 thousand in 2012, $628 thousand in 2011, and $0 in 2010. The allowance for doubtful accounts amounted to $733 thousand at December 31, 2010. The change in the allowance for doubtful accounts between 2011 and 2012, as well as between 2010 and 2011, reflect our evaluation of certain higher risk customer receivables (all of which were current at December 31, 2012 and December 31, 2011), bad debt write-offs, allowances for disputed invoiced prices or quantities, and general economic conditions.